New Accounting Policies:	3 Months Ended
Mar. 31, 2015
New Accounting Policies: [Abstract]
New Accounting Policies:

Note 2.      New Accounting Policies:

Adopted in the year

In April 2014, the FASB issued Accounting Standards update (“ASU”) 2014-08 which changes the criteria for reporting discontinued operations and adds new disclosure requirements for discontinued operations and individually significant components of an entity that are disposed of or classified as held for sale but do not meet the definition of a discontinued operation. The updated guidance requires an entity to only classify dispositions as discontinued operations due to a major strategic shift or a major effect on an entity's operations in the financial statements. This update was effective for the Company commencing with the reporting period beginning January 1, 2015. Adoption of these requirements did not have a significant impact on the Company's financial statements.

Recently issued accounting pronouncements

In April 2015, the FASB issued ASU 2105-03, Interest - Imputation of interest. This update requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Company does not expect the adoption of this ASU to have a significant impact on its financial statements.

In August 2014, the FASB issued ASU 2014-15 which provides guidance in GAAP about management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern and to provide related footnote disclosures. This update is effective for the Company commencing with the annual period ending after December 15, 2016. The Company is still in the process of evaluating the impact of this standard.